                              April 9, 1997


STB Systems, Inc.
1651 North Glenville
Richardson, Texas 75081

   Re: Loans (the "LOANS") from Sanwa Business Credit Corporation ("LENDER") to STB Systems, Inc. ("BORROWER")

Gentlemen:

   Reference is hereby made to that certain Loan and Security Agreement, dated as of December 21, 1993, executed by Lender and Borrower (as amended, modified or restated from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement.

   Lender and Borrowers hereby agree to amend the Loan Agreement as follows:

   (1) SECTION 1 of the Loan Agreement is hereby amended by adding the following definitions, to be inserted in the proper alphabetical order:

           "1.20A   'ELIGIBLE FOREIGN ACCOUNTS' shall mean those Accounts
        owing from an Account Debtor located outside the United States and included in an Accounts Report which, as of the date of such Accounts Report and at all times thereafter, (i) are owing from either Gateway 2000, Inc., Compaq Computer Corporation, Dell Computer Corporation or International Business Machines Corporation located in a country rated investment grade, (ii) do not violate the negative covenants and other provisions of this Agreement and do satisfy the affirmative covenants, warranties and other provisions of this Agreement and (iii) Lender, in its sole and absolute credit judgment, which credit judgment shall be exercised in good faith, deems to be Eligible Foreign Accounts."

   (2) SECTION 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

           "(A) REVOLVING LOAN. Lender will make available for Borrower's use from time to time during the term of this Agreement, upon Borrower's request therefor, a revolving line of credit consisting of advances against Eligible

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STB Systems, Inc.
April 9, 1997

        Accounts and Eligible Inventory (the "REVOLVING LOAN") in an aggregate principal amount not to exceed, at any time outstanding, the lesser of (i) the difference of (a) Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the "REVOLVING CREDIT AMOUNT"),
        MINUS (b) the amount of the Term Loan outstanding at such date, or
        (ii) the amount of the Borrowing Base. As used in this Agreement, "BORROWING BASE" shall mean and, at any particular time and from time to time, be equal to the sum of (i) up to eighty percent (80%) (or such lesser percentage as Lender may, at any time and from time to time, determine in the exercise of its reasonable credit judgment) of the net amount (after deduction of such reserves as Lender deems proper and necessary) of Eligible Accounts, provided that the portion of the Borrowing Base comprised of Eligible Accounts owing from Account Debtors located outside the United States other than Eligible Foreign Accounts shall not at any time exceed Three Million and No/100 Dollars ($3,000,000.00), PLUS (ii) up to fifty percent (50%)
        (or such lesser percentage as lender may, at any time and from time to time, determine in the exercise of its reasonable credit judgment) of the net amount of Eligible Foreign Accounts, provided that the portion of the Borrowing Base comprised of Eligible Foreign Accounts shall not at any time exceed Three Million and No/100 Dollars ($3,000,000.00), plus (iii) up to thirty percent (30%) (or such lesser percentage as Lender may, at any time and from time to time, determine in the exercise of its reasonable credit judgment) of the aggregate value of Eligible Inventory (determined on the basis of the lower of cost or market value, both net of such reserves as Lender deems proper and necessary), provided that the portion of the Borrowing Base comprised of Eligible Inventory shall not at any time exceed the lesser of (a) Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) or (b) twenty percent (20%) of the aggregate amount of the Borrowing Base. The Revolving Loan shall be repayable as provided in SECTION 4.2."

   (3) SECTION 3.1(D) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                   "(D) If the Individual Account is owing from an account debtor located outside the United States and is not an Eligible Foreign Account, such Account is insured by the FCIA under a policy collaterally assigned to Lender and duly acknowledged by the FCIA;"

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STB Systems, Inc.
April 9, 1997

   In order to induce Lender to execute this letter and agree to the foregoing amendments to the Loan Agreement, the Borrower hereby indicates its acceptance and agreement to each provision of this letter by its agreement and acceptance at the end of this letter.


                                      Yours very truly,


                                      SANWA BUSINESS CREDIT
                                      CORPORATION


                                      By:    /s/ JOHN P. THACKER
                                          ---------------------------------
                                      Name:  John P. Thacker
                                            -------------------------------
                                      Title: Vice President
                                            -------------------------------

AGREED AND ACCEPTED
effective as of the date
of this letter:

STB SYSTEMS, INC.

By:    /s/ BRYAN F. KEYES
    ------------------------------
Title: Treasurer
      ----------------------------
Name:  Bryan F. Keyes
      ----------------------------